FCPT Provides Company and COVID-19 Update MILL VALLEY, CA – April 14, 2020 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced certain year-to-date activities and its response to the ongoing COVID-19 pandemic, including a summary of its recent capital markets activities, liquidity, acquisition activities, and an update on its real estate portfolio. In appreciation of stockholders’ enhanced need for information during this volatile period, FCPT will endeavor to provide periodic updates to shareholders as material information becomes available during the quarter ending June 30, 2020. Capital Markets and Liquidity Update As previously announced on March 31, 2020, FCPT recently entered into agreements to issue $125 million of senior unsecured notes (the “Notes”). The Notes consist of $75 million of notes with a ten-year term, which funded on April 8, 2020, and mature on April 8, 2030, and priced at a fixed interest rate of 3.20%, and $50 million of notes with a nine-year term, which are expected to fund on June 9, 2020, and mature on June 9, 2029, and priced at a fixed interest rate of 3.15%. These notes were issued at par value. In connection with this offering, FCPT terminated interest rate swaps entered into previously to hedge the interest rate of this offering at a loss that will be amortized over the life of the Notes and add approximately 0.67% to the all-in annual interest rate expense. During the first quarter, FCPT also entered into and settled a forward sale agreement in connection with its ATM program and sold 144,321 shares of common stock at an average forward offering price per share of $30.23, for total net proceeds of approximately $4.3 million after deducting fees and expenses. On March 16, 2020, FCPT declared a regular quarterly dividend of $0.305 per share, payable in cash on April 15, 2020. The aggregate dividend payment will be approximately $21.5 million. During the first quarter, out of an abundance of caution and in addition to the use of FCPT’s credit facility in the ordinary course of business, FCPT also drew down an incremental $60 million on its credit facility to retain as a cash reserve. After giving effect to these additional borrowings, including the portion of the Notes that funded on April 8, 2020 but excluding the additional $50 million of notes expected to fund on June 9, 2020, and deducting the $21.5 million dividend payable, FCPT had over $140 million in cash and cash equivalents on hand and over $70 million of remaining availability under its revolving credit facility as of April 10, 2020. FCPT also has no near-term debt maturities. Acquisitions Activity FCPT plans to continue announcing all real estate acquisitions upon closing. During the first quarter in 2020, FCPT acquired an aggregate amount of approximately $36 million of restaurant and retail real estate properties. However, starting in March, the COVID-19 pandemic and the various measures intended to prevent its spread began to affect FCPT’s business and acquisitions pipeline in a number of ways, which FCPT is still evaluating. As a result, FCPT has requested counterparties to its current planned acquisitions to agree to extensions so that FCPT can reevaluate the transaction with more information later in the year. These conversations have thus far been constructive. As of April 10, 2020, FCPT did not have any material non-refundable deposits outstanding with respect to the acquisitions in its pipeline.

Real Estate Portfolio Update FCPT is currently engaged in discussions with tenants about how best to respond to the COVID- 19 pandemic and the various measures intended to prevent its spread. While these discussions are ongoing and FCPT expects certain tenants who have not paid rent yet will do so before the month is over, as of April 10, 2020, the Company has received approximately 87% of rent owed to it for the month of April. This includes rent from FCPT’s largest tenant, Darden Restaurants, Inc., which represented approximately 70% of FCPT’s annual cash base rent as of quarter ended March 31, 2020. In connection with the COVID-19 pandemic and resulting government ordered shutdowns, as of April 10, 2020, FCPT has received rent concession requests from a substantial number of its tenants, including from many tenants who paid FCPT rent for the month of April. Most requests have been rent deferment requests related to when rent will be received, not if rent will be received. In addition to responding to rent concession requests, FCPT is also in active discussions with the vast majority of its tenants about how FCPT can help them during this short-term crisis in ways that, on a long-term basis, create value for FCPT’s stockholders as well. While FCPT has not agreed to any lease amendments or rent concessions with any of its tenants as of April 10, 2020, discussions with these tenants are ongoing. Whether FCPT enters into any lease amendments or agreements to defer rent with its tenants will be made by FCPT’s management team and board, as appropriate, based on each tenant’s unique financial and operating situation. FCPT plans to continue to actively seek ways to create stockholder value by working through these difficult times with its tenants, and potentially develop novel solutions to the current situation, while also maintaining its contractual rights under its leases to the fullest extent permitted by law. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at www.fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward- looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2019, as supplemented by the risk factor described under “Item 8.01 Other Events” in FCPT’s current report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission Although FCPT received the substantial majority of rents owed to it in April, the COVID-19 pandemic may affect its tenants and properties in a variety of ways that are difficult to predict. These trends may influence the ability or willingness of certain of FCPT’s tenants to pay rent in full or on a timely basis. Numerous state, local, federal and industry-initiated efforts have also affected or may affect landlords and their ability to collect rent and or enforce remedies for the failure to pay rent. As such, FCPT cannot guarantee its rent collections for future periods.